Principal Funds, Inc.

Supplement dated June 16, 2017
to the Statutory Prospectus dated March 1, 2017, as revised on May 2, 2017

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR DIVERSIFIED INTERNATIONAL FUND
In the Principal Investment Strategies section, delete the second sentence and replace it with the following:
The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency, but the Fund typically invests in foreign securities of at least 20 countries.

FUND SUMMARY FOR LARGECAP GROWTH FUND II
On June 13, 2017, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the LargeCap Growth Fund II by the Blue Chip Fund (the “Proposed Merger”). July 21, 2017 shall be the record date for determination of the shareholders entitled to vote on the Proposed Merger at a Special Meeting of Shareholders of LargeCap Growth Fund II tentatively scheduled for September 20, 2017. Additional information about the Proposed Merger will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of LargeCap Growth Fund II in August 2017. The Proposed Merger, if approved by shareholders, is expected to occur on September 29, 2017. In preparation for the Proposed Merger, the LargeCap Growth Fund II may alter its investment approach.
On September 29, 2017, delete all references in the prospectus to LargeCap Growth Fund II.

FUND SUMMARY FOR MIDCAP GROWTH FUND III
On or around June 30, 2017, in the Management section, under Sub-Advisors, delete William Blair Investment Management, LLC, and add Eagle Asset Management, Inc. to the alphabetical list of Sub-Advisors.

MANAGEMENT OF THE FUNDS
The Sub-Advisors
On or around June 30, 2017, delete the section Sub-Advisor: William Blair Investment Management, LLC and add the following to the alphabetical list of Sub-Advisors:

Sub-Advisor: Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, became an investment advisor in 1984 and is a wholly-owned subsidiary of Raymond James Financial, Inc.

Fund(s):    a portion of the assets of MidCap Growth Fund III

PURCHASE OF FUND SHARES

Delete the first sentence of the first paragraph and replace it with the following:

Principal Funds, Inc. offers funds in multiple share classes: A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, S, and T.

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APPENDIX B - RELATED PERFORMANCE OF CERTAIN SUB-ADVISORS
On June 30, 2017, under Finisterre Capital LLP, delete the last sentence of the first paragraph and replace it with the following:
The weightings of the Blended Index are: 33.33% JPM CEMBI Broad Diversified Index; 33.33% EMBI Global Diversified Index; and 33.33% GBI-EM Global Diversified Index.
On June 30, 2017, under Finisterre Capital LLP, delete the last row of the Average Annual Total Returns table and replace it with the following:

Finisterre Unconstrained Emerging Markets Bond Blended Index	9.91%	1.17%

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